Exhibit 99.1

The Manitowoc Company Reports Strong Third-Quarter 2026 Results; Raises Full Year Guidance

Third-Quarter 2026 Highlights

•
Orders of $676.4 million, up 37.6% year-over-year. Backlog of $1,110.9 million
•
Net sales of $613.8 million, up 10.9% year-over-year
•
Net income of $11.0 million, up 120% year-over-year
•
Adjusted EBITDA(1) of $47.4 million, up 39.0% year-over-year

MILWAUKEE, Wis. - The Manitowoc Company, Inc. (NYSE: MTW) (the “Company” or “Manitowoc”) today reported third-quarter net income of $11.0 million, or $0.30 per diluted share. Third-quarter adjusted net income(1) was $11.5 million or $0.31 per diluted share.

Orders in the third quarter were $676.4 million, a 37.6% increase from the prior year, resulting in backlog of $1,110.9 million at the end of the quarter.

Net sales in the third quarter were $613.8 million, an increase of 10.9% from the prior year. Non-new machine sales were $174.1 million, a decrease of 1.9% year-over-year. Adjusted EBITDA(1) was $47.4 million, an increase of 39.0% from the prior year.

“Manitowoc’s third quarter results exceeded our expectations, highlighted by robust orders, double-digit sales growth, and a significant improvement in adjusted EBITDA. Backlog expanded over the last four consecutive quarters, reflecting continued strength in crane demand, particularly in the Americas, Middle East, and Asia Pacific, providing good visibility to the fourth quarter and into 2027. I am proud of the team’s continued focus on serving our customers and executing our strategic priorities,” commented Aaron H. Ravenscroft, President and Chief Executive Officer of The Manitowoc Company, Inc.

“For the remainder of the year, our priorities remain clear: execute against our backlog, improve working-capital efficiency, and continue to grow the aftermarket business through our CRANES+50 strategy. Given our strong momentum, we have raised our guidance for adjusted EBITDA and adjusted diluted earnings per share,” concluded Ravenscroft.

Updated Full-Year 2026 Guidance

The Company’s updated guidance for adjusted EBITDA and adjusted diluted earnings per share, and a comparison to its prior guidance, is summarized in the table below.

	Updated Guidance	Prior Guidance
Net sales	No change	$2.3 to $2.4 billion
Adjusted EBITDA	$160 to $175 million	$150 to $170 million
Depreciation and amortization	No change	$60 million
Interest expense	No change	$35 to $38 million
Provision for income tax expense	No change	$17 to $24 million, excluding one-time expenses
Adjusted diluted earnings per share	$0.90 to $1.25	$0.80 to $1.20
Capital expenditures	No change	$45 to $50 million, $25 million related to the rental fleet
Free cash flows	No change	$50 to $70 million

The Company’s guidance includes adjusted EBITDA, adjusted diluted earnings per share, and free cash flows, which are non-GAAP financial measures. The Company does not provide guidance for the most directly comparable U.S. GAAP measures because it is unable to predict, with reasonable certainty and without unreasonable effort, certain amounts that are excluded from these non-GAAP measures, including, but not limited to, restructuring expenses, other non-recurring items - net and other expense - net. These items are uncertain, depend on various factors and could have a material impact on the Company’s results calculated in accordance with U.S. GAAP. Accordingly, the Company has not provided reconciliations of its 2026 guidance for adjusted EBITDA, adjusted diluted earnings per share, and free cash flows to the most directly comparable U.S. GAAP measures because it would be too difficult to prepare a reliable U.S. GAAP quantitative reconciliation without unreasonable effort. The

Company also believes that providing such reconciliations would imply a degree of precision that could be confusing or misleading to investors.

The guidance set forth above constitutes forward-looking information and is subject to the risks and uncertainties described under "Forward-Looking Statements" below and in the Company's filings with the Securities and Exchange Commission.

Investor Conference Call

The Manitowoc Company will host a conference call for security analysts and institutional investors to discuss its third-quarter 2026 earnings results on Wednesday, November 4, 2026, at 10:00 a.m. ET (9:00 a.m. CT). Shareholders and prospective investors are encouraged to submit questions in advance to ion.warner@manitowoc.com. A live audio webcast of the call, along with the related presentation, will be available via webcast on the Manitowoc website at http://ir.manitowoc.com in the "Events & Presentations" section. A replay of the conference call will also be available at the same location on the website.

About The Manitowoc Company, Inc.

The Manitowoc Company, Inc. (“Manitowoc” or the “Company”) was founded in 1902, and is headquartered in Milwaukee, Wisconsin, United States. Manitowoc, through its wholly-owned subsidiaries, provides high quality, customer-focused lifting products and services world-wide through its Grove, Manitowoc, National Crane, Potain, Shuttlelift, and Upfits by Aspen Equipment brands and its support-focused subsidiary MGX Equipment Services. For more information, visit www.manitowoc.com.

Footnote

(1)Adjusted net income, adjusted diluted net income per share (“Adjusted DEPS”), EBITDA, adjusted EBITDA, adjusted operating income, adjusted return on invested capital (“Adjusted ROIC”), and free cash flows are financial measures that are not in accordance with U.S. GAAP. For definitions and a reconciliation to the most comparable U.S. GAAP numbers, please see the schedule of “Non-GAAP Financial Measures” at the end of this press release.

Forward-looking Statements

This press release includes “forward-looking statements” intended to qualify for the safe harbor from liability under the Private Securities Litigation Reform Act of 1995. Any statements contained in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of the management of the Company and are subject to uncertainty and changes in circumstances. Forward-looking statements include, without limitation, statements typically containing words such as “intends,” “expects,” “anticipates,” “targets,” “estimates,” and words of similar import. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results and developments to differ materially include, among others:

•
macroeconomic conditions, including inflation, elevated interest rates, and tariffs, as well as prior supply chain, labor and logistics constraints, have had, and may continue to have, a negative impact on Manitowoc’s ability to convert backlog into revenue (the timing of sales) which could impact, and has impacted, its financial condition, cash flows, and results of operations (including future uncertain impacts);
•
uncertainty regarding, and adverse changes to, trade policy, including tariffs, reciprocal tariffs, trade agreements, ongoing negotiations on trade agreements with additional trade partners, legal challenges to certain tariffs authorities, updated guidance from regulators, export duties, import controls and trade barriers (including quotas);
•
actions of competitors;
•
changes in economic or industry conditions generally or in the markets served by Manitowoc;
•
geopolitical events, including the ongoing conflicts in Ukraine and in the Middle East, other political and economic conditions and risks and other geographic factors, have led to and may continue to lead to market disruptions, including volatility in commodity prices (including oil and gas), raw material and component costs, energy prices, inflation, consumer behavior, supply chain, and credit and capital markets, and could result in the impairment of assets;
•
changes in customer demand, including changes in global demand for high-capacity lifting equipment, changes in demand for lifting equipment in emerging economies and changes in demand for used lifting equipment including changes in government approval and funding of projects;
•
the ability to convert backlog, orders, and order activity into sales and the timing of those sales;
•
the ability to focus on customers, new technologies, and innovation;
•
uncertainties associated with new product introductions, the successful development and market acceptance of new and innovative products that drive growth;
•
failure to comply with regulatory requirements related to the products and aftermarket services the Company sells;
•
the ability to capitalize on key strategic opportunities and the ability to implement Manitowoc’s long-term initiatives;
•
the ability of Manitowoc's customers to receive financing;
•
risks associated with high debt leverage;
•
impairment of goodwill and/or intangible assets;
•
changes in revenues, margins and costs;
•
the ability to increase operational efficiencies across Manitowoc and to capitalize on those efficiencies;
•
the ability to generate cash and manage working capital consistent with Manitowoc’s stated goals;
•
work stoppages, labor negotiations, labor rates, and labor costs;
•
the Company’s ability to attract and retain qualified personnel;
•
changes in the capital and financial markets;
•
the ability to complete and appropriately integrate acquisitions, strategic alliances, joint ventures, and other significant transactions;
•
issues associated with the availability and viability of suppliers;

•
the ability to significantly improve profitability;
•
realization of anticipated earnings enhancements, cost savings, strategic options and other synergies, and the anticipated timing to realize those enhancements, savings, synergies, and options;
•
the replacement cycle of technologically obsolete products;
•
foreign currency fluctuation and its impact on reported results;
•
risks associated with data security and technological systems and protections;
•
the ability to direct resources to those areas that will deliver the highest returns;
•
risks associated with manufacturing or design defects;
•
natural disasters, other weather events, pandemics, and other public health crises disrupting commerce in one or more regions of the world;
•
issues relating to the ability to timely and effectively execute on manufacturing strategies, general efficiencies, and capacity utilization of the Company’s facilities;
•
the ability to focus and capitalize on product and service quality and reliability;
•
issues associated with the quality of materials, components, and products sourced from third parties and the ability to successfully resolve those issues;
•
changes in laws throughout the world, including governmental regulations on climate change;
•
the inability to defend against potential infringement claims on intellectual property rights;
•
the ability to sell products and services through distributors and other third parties;
•
issues affecting the effective tax rate for the year;
•
acts of terrorism; and
•
other risks and factors detailed in Manitowoc's 2025 Annual Report on Form 10-K, as such may be amended or supplemented in Manitowoc’s subsequently filed Quarterly Reports on Form 10-Q and its other filings with the United States Securities and Exchange Commission.

Manitowoc undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. Forward-looking statements only speak as of the date on which they are made. Information on the potential factors that could affect the Company's actual results of operations is included in its filings with the Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and subsequently filed Quarterly Reports on Form 10-Q.

THE MANITOWOC COMPANY, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In millions, except per share and share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net sales	$613.8	$553.4	$1,703.3	$1,563.8
Cost of sales	492.0	450.8	1,363.1	1,272.4
Gross profit	121.8	102.6	340.2	291.4
Operating costs and expenses:
Engineering, selling and administrative expenses	88.9	83.4	269.9	253.7
Amortization of intangible assets	0.7	0.7	2.3	2.3
Restructuring expense	0.4	—	2.0	1.8
Total operating costs and expenses	90.0	84.1	274.2	257.8
Operating income	31.8	18.5	66.0	33.6
Other expense:
Interest expense	(9.2)	(9.8)	(27.3)	(27.7)
Amortization of deferred financing fees	(0.4)	(0.4)	(1.1)	(1.1)
Other expense - net	(3.4)	(0.8)	(6.7)	(4.8)
Total other expense	(13.0)	(11.0)	(35.1)	(33.6)
Income before income taxes	18.8	7.5	30.9	—
Provision (benefit) for income taxes	7.8	2.5	11.7	(0.2)
Net income	$11.0	$5.0	$19.2	$0.2

Per Share Data and Share Amounts:
Basic net income per common share	$0.30	$0.14	$0.53	$0.01

Diluted net income per common share	$0.30	$0.14	$0.52	$0.01

Weighted average shares outstanding - basic	36,085,624	35,467,707	35,916,406	35,398,738
Weighted average shares outstanding - diluted	36,898,489	36,264,880	36,717,431	35,951,308

THE MANITOWOC COMPANY, INC.

CONSOLIDATED BALANCE SHEETS

(In millions, except par value and share amounts)

	September 30, 2026	December 31, 2025
Assets
Current Assets:
Cash and cash equivalents	$64.7	$77.3
Accounts receivable, less allowances of $6.6 and $5.8, respectively	313.0	281.3
Inventories — net	813.4	683.9
Other current assets	49.5	54.1
Total current assets	1,240.6	1,096.6

Property, plant and equipment — net	332.2	343.0
Operating lease right-of-use assets	61.7	68.0
Goodwill	80.8	79.6
Intangible assets — net	120.1	125.1
Other non-current assets	103.1	105.9
Total assets	$1,938.5	$1,818.2
Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable and accrued expenses	$494.2	$401.6
Customer advances	20.4	18.3
Short-term borrowings and current portion of long-term debt	17.1	13.7
Product warranties	33.7	36.2
Other liabilities	22.3	21.8
Total current liabilities	587.7	491.6
Non-Current Liabilities:
Long-term debt	461.1	447.1
Operating lease liabilities	46.9	53.6
Deferred income taxes	2.9	2.3
Pension obligations	41.4	45.3
Postretirement health and other benefit obligations	2.7	3.1
Long-term deferred revenue	23.7	18.8
Other non-current liabilities	59.2	61.2
Total non-current liabilities	637.9	631.4
Stockholders' Equity:
Preferred stock (authorized 3,500,000 shares of $.01 par value; none outstanding)	—	—
Common stock (75,000,000 shares authorized, 40,793,983 shares issued, 36,106,976 and 35,473,418 shares outstanding, respectively)	0.4	0.4
Additional paid-in capital	610.8	616.7
Accumulated other comprehensive loss	(68.5)	(65.3)
Retained earnings	225.7	206.5
Treasury stock, at cost (4,687,007 and 5,320,565 shares, respectively)	(55.5)	(63.1)
Total stockholders' equity	712.9	695.2
Total liabilities and stockholders' equity	$1,938.5	$1,818.2

THE MANITOWOC COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Cash Flows from Operating Activities:
Net income	$11.0	$5.0	$19.2	$0.2
Adjustments to reconcile net income to cash provided by (used for) operating activities:
Depreciation expense	14.2	14.9	42.5	44.4
Amortization of intangible assets	0.7	0.7	2.3	2.3
Stock-based compensation expense	0.5	1.0	5.3	6.8
Amortization of deferred financing fees	0.4	0.4	1.1	1.1
Gain on sale of property, plant and equipment	(0.9)	(0.2)	(1.7)	(0.2)
Deferred income tax expense	5.0	—	5.0	—
Changes in operating assets and liabilities
Accounts receivable	(19.7)	9.7	(34.7)	(7.5)
Inventories	(38.7)	(32.9)	(147.4)	(148.4)
Other assets	(6.3)	6.0	9.6	(6.4)
Accounts payable	(21.1)	(12.4)	63.2	79.2
Accrued expenses and other liabilities	21.7	(6.3)	37.8	(40.4)
Net cash provided by (used for) operating activities	(33.2)	(14.1)	2.2	(68.9)
Cash Flows from Investing Activities:
Capital expenditures	(8.9)	(7.9)	(31.2)	(24.7)
Proceeds from sale of fixed assets	2.1	0.3	4.1	0.5
Purchase of assets	—	—	—	(12.9)
Net cash used for investing activities	(6.8)	(7.6)	(27.1)	(37.1)
Cash Flows from Financing Activities:
Payments on revolving credit facility	—	—	—	(15.0)
Proceeds from revolving credit facility	1.6	20.2	17.6	107.2
Proceeds from other debt	11.2	9.8	11.2	8.3
Payments on other debt	(3.4)	—	(8.9)	—
Exercise of stock options	0.6	—	0.6	—
Other financing activities	(1.1)	(1.1)	(7.5)	(4.6)
Net cash provided by financing activities	8.9	28.9	13.0	95.9
Effect of exchange rate changes on cash and cash equivalents	—	(0.4)	(0.7)	1.8
Net increase (decrease) in cash and cash equivalents	(31.1)	6.8	(12.6)	(8.3)
Cash and cash equivalents at beginning of period	95.8	32.9	77.3	48.0
Cash and cash equivalents at end of period	$64.7	$39.7	$64.7	$39.7

Non-GAAP Financial Measures

Adjusted net income, Adjusted DEPS, EBITDA, adjusted EBITDA, adjusted operating income, Adjusted ROIC, and free cash flows are financial measures that are not in accordance with U.S. GAAP. Manitowoc believes these non-GAAP financial measures provide important supplemental information to both management and investors regarding financial and business trends used in assessing its results of operations. Manitowoc believes excluding specified items provides a more meaningful comparison to the corresponding reporting periods and internal budgets and forecasts, assists investors in performing analysis that is consistent with financial models developed by investors and research analysts, provides management with a more relevant measure of operating performance, and is more useful in assessing management performance.

Adjusted Net Income and Adjusted DEPS

The Company defines adjusted net income as net income plus the addback or subtraction of restructuring and other non-recurring items. Adjusted DEPS is defined as adjusted net income divided by diluted weighted average shares outstanding. Diluted weighted average common shares outstanding are adjusted for the effect of dilutive stock awards when there is net income on an adjusted basis, as applicable. The reconciliation of net income and diluted net income per share to adjusted net income and Adjusted DEPS for the three and nine months ended September 30, 2026 and 2025 are summarized as follows.

	Three Months Ended September 30,
	2026			2025
(in millions, except per share and share amounts)	As reported	Adjustments	Adjusted	As reported	Adjustments	Adjusted
Gross profit	$121.8	$—	$121.8	$102.6	$—	$102.6
Engineering, selling and administrative expenses (1)	(88.9)	0.3	(88.6)	(83.4)	—	(83.4)
Amortization of intangible assets	(0.7)	—	(0.7)	(0.7)	—	(0.7)
Restructuring expense (2)	(0.4)	0.4	—	—	—	—
Operating income	31.8	0.7	32.5	18.5	—	18.5
Interest expense	(9.2)	—	(9.2)	(9.8)	—	(9.8)
Amortization of deferred financing fees	(0.4)	—	(0.4)	(0.4)	—	(0.4)
Other expense - net	(3.4)	—	(3.4)	(0.8)	—	(0.8)
Income before income taxes	18.8	0.7	19.5	7.5	—	7.5
Provision for income taxes (3)	(7.8)	(0.2)	(8.0)	(2.5)	—	(2.5)
Net income	$11.0	$0.5	$11.5	$5.0	$—	$5.0

Diluted weighted average common shares outstanding	36,898,489		36,898,489	36,264,880		36,264,880

Diluted net income per share	$0.30		$0.31	$0.14		$0.14

(1)
The adjustment in 2026 represents the addback of $0.3 million of other one-time costs.
(2)
The adjustments in 2026 represent the addback of restructuring expense.
(3)
The adjustments in 2026 represent the net income tax impact of items (1) and (2).

	Nine Months Ended September 30,
	2026			2025
(in millions, except per share and share amounts)	As reported	Adjustments	Adjusted	As reported	Adjustments	Adjusted
Gross profit	$340.2	$—	$340.2	$291.4	$—	$291.4
Engineering, selling and administrative expenses (1)	(269.9)	3.1	(266.8)	(253.7)	—	(253.7)
Amortization of intangible assets	(2.3)	—	(2.3)	(2.3)	—	(2.3)
Restructuring expense (2)	(2.0)	2.0	—	(1.8)	1.8	—
Operating income	66.0	5.1	71.1	33.6	1.8	35.4
Interest expense	(27.3)	—	(27.3)	(27.7)	—	(27.7)
Amortization of deferred financing fees	(1.1)	—	(1.1)	(1.1)	—	(1.1)
Other expense - net (3)	(6.7)	—	(6.7)	(4.8)	0.6	(4.2)
Income before income taxes	30.9	5.1	36.0	—	2.4	2.4
(Provision) benefit for income taxes (4)	(11.7)	(0.6)	(12.3)	0.2	(0.5)	(0.3)
Net income	$19.2	$4.5	$23.7	$0.2	$1.9	$2.1

Diluted weighted average common shares outstanding	36,717,431		36,717,431	35,951,308		35,951,308

Diluted net income per share	$0.52		$0.65	$0.01		$0.06

(1)
The adjustments in 2026 represent the addback of $2.5 million of costs associated with a legal matter and $0.6 million of other one-time costs.
(2)
The adjustments in 2026 and 2025 represent the addback of restructuring expense.
(3)
The adjustment in 2025 represents $0.6 million of interest related to settlement of a legal matter with the EPA.
(4)
The adjustments in 2026 represent the net income tax impact of items (1) and (2). The adjustment in 2025 represents the net income tax impact of items (2).

Adjusted ROIC

The Company defines Adjusted ROIC as adjusted net operating profit after tax (“Adjusted NOPAT”) for the trailing twelve-months divided by the five-quarter average of invested capital. Adjusted NOPAT is calculated for each quarter by taking operating income plus the addback of amortization of intangible assets and the addback or subtraction of restructuring expenses, other non-recurring items - net, and provision for income taxes, which is determined using a 15% tax rate. Invested capital is defined as net total assets less cash and cash equivalents and income tax assets - net plus short-term and long-term debt. Income taxes assets - net are defined as net income tax payables/receivables, net deferred tax assets/liabilities, and uncertain tax positions.

The Company’s Adjusted ROIC as of September 30, 2026 was 8.0%. Below is the calculation of Adjusted ROIC as of September 30, 2026 and 2025. All dollar amounts are in millions.

	Trailing Twelve Months Ended September 30, 2026	Trailing Twelve Months Ended September 30, 2025
Operating income	$86.2	$49.8
Amortization of intangible assets	3.1	3.0
Restructuring expense	5.1	3.0
Other non-recurring items - net (1)	3.1	1.0
Adjusted operating income	97.5	56.8
Provision for income taxes	(14.6)	(8.5)
Adjusted NOPAT	$82.9	$48.3

	5-Quarter Average 2026	5-Quarter Average 2025
Total assets	$1,884.3	$1,797.0
Total liabilities	(1,188.8)	(1,144.3)
Net total assets	695.5	652.7
Cash and cash equivalents	(71.2)	(37.0)
Short-term borrowings and current portion of long-term debt	14.2	20.5
Long-term debt	457.1	425.0
Income tax assets - net	(65.4)	(56.5)
Invested capital	$1,030.2	$1,004.6

Adjusted ROIC	8.0%	4.8%

(1)
The adjustments in 2026 represent the addback of $2.5 million of costs associated with a legal matter and $0.6 million of other one-time costs. The adjustment in 2025 represents the addback of $1.0 million of costs associated with a legal matter with the EPA.

Free Cash Flows

The Company defines free cash flows as net cash provided by (used for) operating activities less cash outflow from investment in capital expenditures. The reconciliation of net cash provided by (used for) operating activities to free cash flows for the three and nine months ended September 30, 2026 and 2025 are summarized as follows. All dollar amounts are in millions.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net cash provided by (used for) operating activities	$(33.2)	$(14.1)	$2.2	$(68.9)
Capital expenditures	(8.9)	(7.9)	(31.2)	(24.7)
Free cash flows	$(42.1)	$(22.0)	$(29.0)	$(93.6)

EBITDA and Adjusted EBITDA

The Company defines EBITDA as net income before interest, taxes, depreciation, and amortization. The Company defines adjusted EBITDA as EBITDA plus the addback or subtraction of restructuring expense, other expense - net, and other non-recurring items - net. The reconciliation of net income to EBITDA, and further to adjusted EBITDA for the three and nine months ended September 30, 2026 and 2025, are summarized as follows. All dollar amounts are in millions.

	Three Months Ended September 30,		Nine Months Ended September 30,		Trailing Twelve
	2026	2025	2026	2025	Months
Net income	$11.0	$5.0	$19.2	$0.2	$26.2
Interest expense and amortization of deferred financing fees	9.6	10.2	28.4	28.8	38.8
Provision (benefit) for income taxes	7.8	2.5	11.7	(0.2)	17.1
Depreciation expense	14.2	14.9	42.5	44.4	58.0
Amortization of intangible assets	0.7	0.7	2.3	2.3	3.1
EBITDA	43.3	33.3	104.1	75.5	143.2
Restructuring expense	0.4	—	2.0	1.8	5.1
Other non-recurring items - net (1)	0.3	—	3.1	—	3.1
Other expense - net (2)	3.4	0.8	6.7	4.8	4.1
Adjusted EBITDA	$47.4	$34.1	$115.9	$82.1	$155.5

Adjusted EBITDA margin percentage	7.7%	6.2%	6.8%	5.3%	6.5%

(1)
Other non-recurring items - net for the three months ended September 30, 2026 relate to $0.3 million of other one-time costs. Other non-recurring items - net for the nine months ended September 30, 2026 relate to $2.5 million of costs associated with a legal matter and $0.6 million of other one-time costs.
(2)
Other expense - net includes net foreign currency (gains) losses, other components of net periodic pension costs, and other items in the three, nine, and trailing twelve months ended September 30, 2026 and the three and nine months ended September 30, 2025.

For more information:

Ion Warner

SVP, Marketing and Investor Relations

ion.warner@manitowoc.com

+1 414-760-4805